UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2023

Phillips Edison & Company, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive Cincinnati, Ohio	45249
(Address of principal executive offices)	(Zip Code)

(513) 554-1110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value per share	PECO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02   Results of Operations and Financial Condition.

On October 31, 2023, Phillips Edison & Company, Inc. (the “Company”) issued a press release announcing its results for the quarter ended September 30, 2023. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the Company’s Third Quarter 2023 Supplemental Disclosure is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 2.02 and Exhibits 99.1 and 99.2 of this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any other filing with the SEC except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2023, Devin Murphy, President of Phillips Edison & Company, Inc. notified the Company that he will step down as the Company’s President, effective December 31, 2023. Mr. Murphy will serve as Managing Director of Investment Management through his planned retirement at the end of June 2024. He will work closely with the Company's senior leadership team through the transition date to ensure a seamless handoff of his current responsibilities. In addition, Mr. Murphy is in discussions with the Nominating and Governance Committee about joining the Company’s board of directors following his retirement. Mr. Murphy’s resignation is not a result of any disagreement with the Company.
Robert Myers, the Company’s current Chief Operating Officer and Executive Vice President, has been selected to serve as the Company’s President and will assume such role effective January 1, 2024, following the effectiveness of Mr. Murphy’s resignation, at which time Mr. Myers will no longer serve as the Company’s Chief Operating Officer. Mr. Myers has served as the Company’s Chief Operating Officer since October 2010 and Executive Vice President since August 2020. Mr. Myers joined the Company in 2003 as a Senior Leasing Manager, was promoted to Regional Leasing Manager in 2005 and became Vice President of Leasing in 2006. He was named Senior Vice President of Leasing and Operations in 2009, Chief Operating Officer in 2010 and Executive Vice President in 2020. Before joining the Company, Mr. Myers spent six years with Equity Investment Group, where he started as a property manager in 1997. He served as director of operations for Equity Investment Group from 1998 to 2000 and as director of lease renegotiations/leasing agent for Equity Investment Group from 2000 to 2003. He received his Bachelor of Science in business administration from Huntington College in 1995. Mr. Myers' compensation is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2023 (the “2023 Proxy Statement”). As of the date of this report, there are no changes to Mr. Myers’ compensation. Any changes as a result of this appointment to Mr. Myers’ compensation or to any plans or arrangements in which Mr. Myers participates have not yet been determined. There are no family relationships existing between Mr. Myers and any executive officer or director of the Company. Mr. Myers has no direct or indirect material interest in any transaction that would require disclosure under Item 404(a) of Regulation S-K other than those disclosed under the heading “Related Party Transactions—Agreements with Related Persons” in the 2023 Proxy Statement.
Effective January 1, 2024, in connection with Mr. Myers’ appointment as President, Joseph Schlosser, the Company’s current Senior Vice President of Portfolio Management, has been selected to serve as the Company’s Chief Operating Officer and Executive Vice President. Mr. Schlosser has been with the Company for 19 years and joined the Company in 2004 as a Financial Analyst and underwriter. In 2005, he became a Leasing Agent and was promoted to Director of Leasing in 2007. He was named Director of Portfolio Management in 2010, Vice President in 2014 and Senior Vice President in 2016, where his role has been to develop and execute the Company’s long-term asset management strategy at a national level. Prior to joining the Company, Mr. Schlosser gained extensive experience providing construction management services on commercial real estate projects including grocery-anchored shopping centers. It has not yet been determined if any plans, contracts or arrangements will be entered into in connection with Mr. Schlosser’s appointment as Chief Operating Officer. There are no family relationships existing between Mr. Schlosser and any executive officer or director of the Company. Mr. Schlosser has no direct or indirect material interest in any transaction that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On October 31, 2023, the Company issued a press release announcing the officer changes described above. A copy of the press release is attached hereto as exhibit 99.3 and is incorporated herein by reference.

The Company will host a conference call on Wednesday, November 1, 2023, at 12:00 p.m. Eastern Time to discuss the third quarter results and provide commentary on its business performance and guidance. The conference call can be accessed by dialing (888) 210-4659 (domestic) or (646) 960-0383 (international). A live webcast of the presentation can be accessed by visiting https://events.q4inc.com/attendee/292709717, and a replay of the webcast will be available approximately one hour after the conclusion of the live webcast at the webcast link above.

The information in this Item 7.01 and Exhibit 99.3 of this Current Report on Form 8-K is being furnished to the SEC, and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any other filing with the SEC except as expressly set forth by specific reference in such filing.

Item  9.01   Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated October 31, 2023
99.2	Third Quarter 2023 Supplemental Disclosure
99.3	Press Release dated October 31, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON & COMPANY, INC.

Dated: October 31, 2023	By:	/s/ Jennifer L. Robison
Jennifer L. Robison
Chief Accounting Officer and Senior Vice President (Principal Accounting Officer)